    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 1997
                                                           REGISTRATION NO. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         -----------------------------

                               PROXIMA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         -----------------------------


        DELAWARE                                        95-3740880
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                             9440 CARROLL PARK DRIVE
                               SAN DIEGO, CA 92121

   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         -----------------------------

                               PROXIMA CORPORATION
                      AMENDED AND RESTATED 1996 STOCK PLAN
                            (FULL TITLE OF THE PLAN)

                         -----------------------------

                               DENNIS A. WHITTLER
                           VICE PRESIDENT, FINANCE AND
                             CHIEF FINANCIAL OFFICER
                               PROXIMA CORPORATION
                             9440 CARROLL PARK DRIVE
                               SAN DIEGO, CA 92121
                                 (619) 457-5500

(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         -----------------------------

                                   COPIES TO:
                             KENNETH M. SIEGEL, ESQ.
                                PAUL SHINN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (415) 493-9300

                         -----------------------------

                                                  CALCULATION OF REGISTRATION FEE
===============================================================================================================
                                                              PROPOSED           PROPOSED
                                                              MAXIMUM             MAXIMUM
       TITLE OF EACH CLASS                AMOUNT              OFFERING           AGGREGATE          AMOUNT OF
        OF SECURITIES TO                  TO BE                PRICE             OFFERING         REGISTRATION
          BE REGISTERED                 REGISTERED          PER SHARE(1)           PRICE               FEE
          -------------                 ----------          ------------           -----               ---
Common Stock,
  par value $.001 per share......       1,000,000 shares      $8.0625          $18,062,500         $2,443.18


(1) The Proposed Maximum Offering Price Per Share was estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of computing the registration fee, based on the average of the high and low prices per share of the Common Stock on the Nasdaq National Market System on October 20, 1997.

                               PROXIMA CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Explanatory Note

        This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 1,000,000 shares of the Company's Common Stock to be issued pursuant to the Company's Amended and Restated 1996 Stock Plan (the "Plan"). The Registration Statement on Form S-8 previously filed with the Commission relating to the Plan (No. 333-20827) is incorporated herein by reference.

ITEM 8.  EXHIBITS.

Exhibit
Number
------

4.1     Proxima Corporation Amended and Restated 1996 Stock Plan, as amended.

5.1 Opinion of Wilson Sonsini Goodrich & Rosati as to legality of securities being registered.

23.1    Independent Auditors' Consent (Deloitte & Touche LLP).

23.2    Consent of Wilson Sonsini Goodrich & Rosati (Included in Exhibit 5.1).

24.1    Power of Attorney (See page II-2).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on October 24, 1997.


                                    PROXIMA CORPORATION

                                    By: /s/ DENNIS A. WHITTLER
                                        ----------------------------------------
                                            Dennis A. Whittler, Vice President,
                                            Finance and Chief Financial Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth E. Olson and Dennis A. Whittler, each of them, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                             Title                                  Date
---------                             -----                                  ----

/s/ KENNETH E. OLSON                  Chairman, Director, Interim President  October 24, 1997
-----------------------------         and Chief Executive Officer
(Kenneth E. Olson)                    (Principal Executive Officer)



/s/ R. PATRICK ARRINGTON              Director                               October 24, 1997
-----------------------------
(R. Patrick Arrington)


/s/ RICHARD E. BELLUZZO               Director                               October 24, 1997
-----------------------------
(Richard E. Belluzzo )


/s/ ROBERT W. JOHNSON                 Director                               October 24, 1997
-----------------------------
(Robert W. Johnson)


/s/ JEFFREY M. NASH                   Director                               October 24, 1997
-----------------------------
(Jeffrey M. Nash)


/s/ JOHN M. SEIBER                    Director                               October 24, 1997
-----------------------------
(John M. Seiber)


/s/ DENNIS A. WHITTLER                Vice President, Finance and Chief      October 24, 1997
-----------------------------         Financial Officer
(Dennis A. Whittler)                  (Principal Financial and
                                      Accounting Officer)


                                INDEX TO EXHIBITS



  Exhibit
  Number   Description
  -------  -----------

   4.1     Proxima Corporation 1996 Stock Plan, as amended

   5.1 Opinion of Wilson Sonsini Goodrich & Rosati as to legality of securities being registered

   23.1    Independent Auditor's Consent (Deloitte & Touche LLP)

   23.2    Consent of Wilson Sonsini Goodrich & Rosati (Included in Exhibit
           5.1)

   24.1    Power of Attorney (Included on Page II-2)
